Business Combinations	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Business Combinations
21. BUSINESS COMBINATIONS
[a] Magna Yuma
On September 11, 2022, Magna invested $25 million in Yulu Mobility, an electrified mobility provider in India and together with Yulu Mobility established a new battery swapping entity, Magna Yuma, to support electrification of mobility and required infrastructure. Under the terms of the arrangement, Yulu Mobility contributed certain assets and intellectual property for a 49% interest in Magna Yuma and Magna contributed cash of $52 million for a 51% controlling interest in Magna Yuma.
The investment in Yulu Mobility has been recorded in investments on the consolidated balance sheets. The investment in Magna Yuma was accounted for as a business combination and resulted in the recognition of fixed assets of $2 million, goodwill of $20 million, intangible assets of $33 million, deferred tax liabilities of $8 million and non-controlling
interests of $47 million.
[b] Veoneer
During the fourth quarter of 2022, the Company entered into an agreement to acquire Veoneer’s Active Safety business. The purchase price is $1.525 billion, subject to working capital and other customary purchase price adjustments. The transaction is subject to customary closing conditions and certain regulatory approvals, and is expected to close near mid-year
2023.